Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alpha Technology Group Limited (the “Company”) on Form 20-F for the year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Choi Tan Yee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2025

By:	/s/ Choi Tan Yee
	Name:	Choi Tan Yee
	Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)